SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2004

SMURFIT-STONE CONTAINER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23876	43-1531401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 North Michigan Avenue Chicago, Illinois		60601
(Address of principal executive offices)		(Zip Code)

(312) 346-6600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements and Exhibits.

(C)                                Exhibits:

99.1*	Transcript of Fourth Quarter 2003 Earnings Conference Call held on January 27, 2004.

99.2*	Reconciliation of EBITDA to GAAP Financial Measure.

Item 12.                                                    Results of Operations and Financial Condition.*

On January 27, 2004, Smurfit-Stone Container Corporation hosted a conference call to discuss its earnings for the fourth quarter of 2003 and the full year ended December 31, 2003.  A transcript of this conference call is attached hereto as Exhibit 99.1.  The Company discussed the non-GAAP measure of EBITDA in its earnings conference call.  A reconciliation of EBITDA to the most directly comparable GAAP financial measure is attached hereto as Exhibit 99.2.

* The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER CORPORATION

Dated: February 3, 2004	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

99.1*	Transcript of Fourth Quarter 2003 Earnings Conference Call held on January 27, 2004.

99.2*	Reconciliation of EBITDA to GAAP Financial Measure.

* The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.